UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 9, 2005

THE DEWEY ELECTRONICS CORPORATION.
(Exact name of registrant as specified in its charter)


New York
(State or other
jurisdiction of
incorporation)

0-2892
(Commission File
Number)

13-1803974
(I.R.S. Employer
Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive
offices)
07436
(Zip Code)


Registrant's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities
Act

__ Soliciting material pursuant to Rule 14a-12 under the Exchange
Act
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



Item 8.01.  Other Events

On March 8, 2005, The Dewey Electronics Corporation (the "Company") held its annual meeting of stockholders. At the annual meeting, stockholders (1) re-elected the five members of the Board of Directors and (2) approved a proposal to sell approximately 68 acres of undeveloped and unused land owned by the Company in Bergen County, New
Jersey to K. Hovnanian North Jersey Acquisitions, L.L.C.   The
Company's press release announcing the results of the annual meeting is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Exhibits

99.1  Press Release of the Company dated March 9, 2005.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DEWEY ELECTRONICS CORPORATION

Date: March 9, 2005	/s/ Thom A. Velto
                        Thom A. Velto, Treasurer
                        Principal Accounting Officer





INDEX TO EXHIBITS

Exhibit Number  Description

99.1 Press Release of The Dewey Electronics Corporation, dated March 9, 2005



Exhibit 99.1


THE DEWEY ELECTRONICS CORPORATION
ANNUAL STOCKHOLDERS' MEETING


OAKLAND, N.J., March 9, 2005 - The Dewey Electronics Corporation (OTC:
DEWY.OB) held its annual stockholders' meeting on March 8, 2005 in Oakland, New Jersey.

Stockholders voted to re-elect the Company's existing Board members:
Alexander A. Cameron, Frances D. Dewey, John H.D. Dewey, James M. Link and Nathaniel Roberts.

Stockholders also approved the sale of approximately 68 acres of undeveloped and unused land owned by the Company in Oakland, New Jersey to K. Hovnanian North Jersey Acquisitions, L.L.C.

Stockholder approval satisfies a condition to K. Hovnanian's obligations under the land sale agreement. Completion of the land sale remains subject to the satisfaction of additional conditions, including extensive regulatory and rezoning approvals from New Jersey state and local entities. The land sale agreement may also be terminated by K. Hovnanian within 90 days from March 8, 2005 if it is not satisfied with the results of its investigation relating to the land. Under the land sale agreement, K. Hovnanian has up to eight years from March 8, 2005 to obtain the necessary regulatory approvals. The Company believes that eight years would be an unlikely duration for the regulatory process, but cannot give any assurances that the land sale will be completed or (if the sale is completed) the timing thereby.

In addressing the shareholders, John H.D. Dewey, President and Chief Executive Officer, said, "We are very pleased that our shareholders have approved the land sale proposal. Although much remains to be done, this allows the parties involved to begin to move forward with other aspects of the land sale agreement."

About The Dewey Electronics Corporation

The Dewey Electronics Corporation, founded in 1955, is a diversified manufacturer of sophisticated electronic and electromechanical systems for the military. Visit our website at www.deweyelectronics.com.

This release contains forward-looking statements as defined in Section 21E of the Securities and Exchange Act of 1934, including statements about future business operations, financial performance and market conditions. Such forward-looking statements involve risks and uncertainties including those involved in the Company's dependence upon its Department of Defense business, as further described in our filings under the Securities Exchange Act.